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                                                                      Ex 99.cert

     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, George C.W. Gatch, certify that:

1. I have reviewed this report on Form N-CSR of Asset Allocation Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, International Equity Portfolio, Money Market Portfolio and U.S. Government Income Portfolio (the "Portfolios"), each a series of Mutual Fund Variable Annuity Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Portfolios as of, and for, the periods presented in this report;

4. The Portfolios' other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Portfolios and have:
         a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
         b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
         c) Evaluated the effectiveness of the Portfolios' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
         d) Disclosed in this report any change in the Portfolios' internal control over financial reporting that occurred during the Portfolios' most recent fiscal half-year (the Portfolios' second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Portfolios' internal control over financial reporting; and

5. The Portfolios' other certifying officer(s) and I have disclosed to the Portfolios' auditors and the audit committee of the Portfolios' board of directors (or persons performing the equivalent functions):
         a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Portfolios' ability to record, process, summarize, and report financial information; and
         b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Portfolios' internal control over financial reporting.


/s/ George C.W. Gatch
-------------------------------
George C.W. Gatch
President

October 21, 2003
-------------------------------
Date

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     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES OXLEY ACT OF 2002

I, David Wezdenko, certify that:

1. I have reviewed this report on Form N-CSR of Asset Allocation Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, International Equity Portfolio, Money Market Portfolio and U.S. Government Income Portfolio (the "Portfolios"), each a series of Mutual Fund Variable Annuity Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements and other information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Portfolios as of, and for, the periods presented in this report;

4. The Portfolios' other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Portfolios and have:
         a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
         b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
         c) Evaluated the effectiveness of the Portfolios' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and
         d) Disclosed in this report any change in the Portfolios' internal control over financial reporting that occurred during the Portfolios' most recent fiscal half-year (the Portfolios' second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Portfolios' internal control over financial reporting; and

5. The Portfolios' other certifying officer(s) and I have disclosed to the Portfolios' auditors and the audit committee of the Portfolios' board of directors (or persons performing the equivalent functions):
         a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Portfolios' ability to record, process, summarize, and report financial information; and
         b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Portfolios' internal control over financial reporting.


/s/ David Wezdenko
-------------------------------
David Wezdenko
Treasurer

October 21, 2003
-------------------------------
Date